MUNDOVAL FUND
GLOBAL VALUE INVESTING



Quarterly Commentary: 4Q 2011

Portfolio Review

The Mundoval Fund returned 6.42% in the fourth quarter of 2011, 1.17% behind the MSCI World index which returned 7.59% over the same time period. Performance of individual stocks in the fund varied broadly, reflecting the volatility of the capital markets in general throughout the quarter. Mundoval saw double-digit gains from ten stocks, led by internet giant Google and pharmaceutical stalwart, Pfizer. Performance detractors included many European holdings like Telefonica De Espana, Banco Santander, and France Telecom as the markets digested a potential debt crisis in the Euro zone.

During the quarter, several stocks were sold after reaching what we believe is fair market value. Sale proceeds were invested into several new holdings, including four non-US businesses, reflecting our belief that currently, greater values exist overseas. The new purchases bring Mundoval's international exposure to 55%; a 12% increase from the start of the previous quarter.

Manager Commentary: 2011 Year End Summary & 2012 Outlook

According to a 2011 Investment Company Institute survey, a vast majority of mutual fund shareholders are confident in mutual funds' ability to help them achieve their primary financial goal of saving for retirement. In addition, over two-thirds of mutual fund shareholders indicated that fund performance was "very important" in shaping their views of the fund industry. To that extent, we are pleased to report that the Mundoval Fund exceeded the annual performance of its benchmark index in 2011(see performance below), and outperformed the Morningstar World Stock and Lipper Global Fund peer group averages. Although short-term returns are not the final arbiter of investment success, our value-added performance in a year marked by share price volatility, macro-economic uncertainty, and heavy outflows from equity mutual funds supports our conviction in our investment philosophy and process.

Looking back at 2011, the Mundoval Fund received cash dividends yielding approximately 2.5% of average fund assets while ten year U.S. treasury bonds yielded approximately 2%. In addition, Mundoval held a large allocation to financial businesses in 2011, the worst performing sector for the year. However, we believe the broad marketplace is overly pessimistic regarding the economic prospects of financial companies and we will maintain our allocation in the new year.

Looking forward to 2012, we are cautiously optimistic about fund performance: our calculations for the intrinsic values of the businesses we own are significantly greater than their share prices on December 31, 2011. We will continue to seek investment opportunities that provide a margin of safety and a satisfactory rate of return for our shareholders.

Thank you for your confidence and continued support,

Arthur Q. Johnson, CFA
Portfolio Manager

Sources: Investment Company Institute, ICI Research Perspective October 2011; Morningstar WS rankings 2011; Lipper Research Services 2011.

Average Annual Total Returns as of December 31, 2011[2]

	4Q 2011 (Non-Annualized)	Year to Date (Non-Annualized)	1-Year	3-Years	5-Years	Since Inception (9/3/04)
Mundoval Fund	6.42%	-4.01%	-4.01%	9.74%	-1.59%	3.75%
MSCI World Index	7.59%	-5.54%	-5.54%	11.13%	-2.37%	3.80%

[2]Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

7855 Ivanhoe Avenue, Suite 210 | La Jolla, CA 92037 | (858) 454-4837 | info@mundoval.com | WWW.MUNDOVAL.COM


AMERICA
SEPTENTRION

MUNDOVAL FUND

GLOBAL VALUE INVESTING

Mundoval Differentiators

- Management Team invested in fund alongside clients.
- Long-term investment horizon with low turnover of portfolio holdings.
- Diversified across both US and international businesses.
- Consistent investment approach through market cycles.

Mundoval Facts as of 12/31/11

Ticker:	MUNDX
CUSIP:	62613P202
Inception Date:	9/3/2004
Holdings:	32
2010 Turnover:	44%
Net Assets:	$12.1 mil
Audited Expense Ratio:	1.50%
Total Annual Fund Operating Expenses:	1.50%

No sales loads or distribution fees

Contact Us

We want to hear from you!
Call, email, or visit us to learn more about Mundoval and our approach to global value investing:

INFO@MUNDOVAL.COM

(858) 454-4837

7855 IVANHOE AVE. # 210
LA JOLLA, CA 92037

Portfolio Manager Commentary:

2011 Review & 2012 Outlook

According to a 2011 Investment Company Institute survey, a vast majority of mutual fund shareholders are confident in mutual funds' ability to help them achieve their primary financial goal of saving for retirement. In addition, over two-thirds of mutual fund shareholders indicated that fund performance was "very important" in shaping their views of the fund industry.

To that extent, we are pleased to report that Mundoval Fund returns exceeded the performance of its benchmark index in 2011 (see performance table below), and outperformed the Morningstar World Stock and Lipper Global Fund peer group averages. Although short-term returns are not the final arbiter of investment success, our value-added performance in a year marked by share price volatility, macro-economic uncertainty, and heavy outflows from equity mutual funds supports our conviction in our investment philosophy and process.

Looking back at 2011, the Mundoval Fund received cash dividends yielding approximately 2.5% of average fund assets while ten year U.S. treasury bonds yielded approximately 2%. In addition, Mundoval held a large allocation to financial businesses in 2011, the worst performing sector for the year. However, we believe the broad marketplace is overly pessimistic regarding the economic prospects of financial companies and we will maintain our allocation in the new year.

Looking forward to 2012, we are cautiously optimistic about fund performance: our calculations for the intrinsic values of the businesses we own are significantly greater than their share prices on December 31, 2011. We will continue to seek investment opportunities that provide a margin of safety and a satisfactory rate of return for our shareholders.

Thank-you for your confidence and continued support,

Arthur Q. Johnson, CFA; Portfolio Manager

Sources: Investment Company Institute, ICI Research Perspective October 2011; Morningstar WS rankings 2011; Lipper Research Services 2011.

	4Q 2011 (non-annualized)	Year to Date (non-annualized)	1-Year	3-Year	5-Year	Since Inception (9/3/04)
Mundoval Fund	6.42%	-4.01%	-4.01%	9.74%	-1.59%	3.75%
MSCI World	7.59%	-5.54%	-5.54%	11.13%	-2.37%	3.80%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.